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                                                                  EXHIBIT 10.9

                                   TERM NOTE
$14,000,000                                                   New York, New York
                                                                    May 24, 1996

     FOR VALUE RECEIVED, the undersigned, RHM SALES AND MARKETING CONSULTING, INC., a Pennsylvania corporation (the "Maker"), hereby promises to pay to the order of CHEMICAL BANK (the "Lender"), at the office of CHEMICAL BANK (the "Agent"), at 633 Third Avenue, New York, New York, in installments and as otherwise provided in Section 2.04(c) of the Credit Agreement dated as of May 24, 1996, among the Maker, the Guarantors named therein, the Lenders named therein, and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") the lesser of the principal sum of FOURTEEN MILLION DOLLARS ($14,000,000) or the aggregate of the Term Loans made by the Lender pursuant to Section 2.01(a) of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

     The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All borrowings evidenced by this Term Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however,
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that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Maker to make payments of principal and interest in accordance with the terms of this Term Note and the Credit Agreement.

     This Term Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein) which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                          RMH SALES AND MARKETING
                                            CONSULTING, INC.

                                          By:  /s/  MARYSUE LUCCI HANSELL
                                            ------------------------------------
                                            Name: MarySue Lucci Hansell
                                            Title: President
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                               LOANS AND PAYMENT

                                                                                  UNPAID
                                          NAME OF                               PRINCIPAL
                                         AMOUNT AND      PAYMENTS PRINCIPAL     BALANCE OF     PERSON MAKING
                 DATE                   TYPE OF LOAN          INTEREST             NOTE          NOTATION
- --------------------------------------  ------------     ------------------     ----------     -------------